SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to

Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2007

YOUNG INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

MISSOURI

(State or other jurisdiction of incorporation)

000-23213	43-1718931

(Commission File Number)	(I.R.S. Employer Identification Number)

13705 Shoreline Court East, Earth City, MO	63045

(Address of principal executive offices)	(Zip Code)

(314) 344-0010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

Young Innovations, Inc. entered into a Rule 10b5-1 stock repurchase plan (the “Plan”) on June 14, 2007 with Robert W. Baird & Co. Incorporated (“Baird”). Pursuant to the plan, Baird may repurchase up to 250,000 shares of the Registrant’s common stock under the Registrant’s previously announced stock repurchase program. Repurchases under the Plan may take place between June 14, 2007 and September 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNG INNOVATIONS, INC.
By:	/s/ Christine Boehning

Christine Boehning
Vice President and Chief Financial Officer

Dated: June 14, 2007

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